EXHIBIT 10(t)(1)
CHUBB                   Executive Protection Policy
                         DECLARATIONS
                         EXECUTIVE PROTECTION POLICY
                         Policy Number 8125-64-60E
                         Federal Insurance Company, a stock
                         insurance company, incorporated under
                         the laws of Indiana, herein called the
                         Company.

Item 1.   Parent Organization:
          RICHARDSON ELECTRONICS, LTD.
          40W267 KESLINGER ROAD
          LA FOX, ILLINOIS
          60147

Item 2.    Policy Period:     From 12:01 A.M. on MAY 31, 1996
                              To   12:01 A.M.    MAY 31, 1997
                              Local time at the address shown in
                              Item 1.

Item 3.   Coverage Summary
          Description
          GENERAL TERMS AND CONDITIONS
          EXECUTIVE LIABILITY AND INDEMNIFICATION
          FIDUCIARY LIABILITY
          KIDNAP/RANSOM AND EXTORTION

Item 4.   Termination of
          Prior Policies: 8125-64-60D

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.
                         FEDERAL INSURANCE COMPANY

Henry G. Gulick                    Dean R. O'Hare
Secretary                             President
June 12, 1996                        John S. Bain
Date                                     Authorized
Representative

CHUBB                   Executive Protection Policy
General Terms and Conditions
Territory 1.   Coverage shall extend anywhere in the world.

Terms and Conditions
          2. Except for the General Terms and Conditions or unless stated to the contrary in any coverage section, the terms and conditions of each coverage section of this policy apply only to that section and shall not be construed to apply to any other coverage section of this policy.

Limits of Liability and Deductible Amounts
          3. Unless stated to the contrary in any coverage section, the limits of liability and deductible amounts shown for each coverage section of this policy are separate limits of liability and separate deductible amounts pertaining to the coverage section for which they are shown; the application of a deductible amount to a loss under one coverage section of this policy shall not reduce the deductible amount under any other coverage section of this policy.

Notice    4.   Notice to the Company under this policy shall be
               given in writing addressed to:

               Notice of Claim:
               National Claims Department
               Chubb Group of Insurance Companies
               15 Mountain View Road
               Warren, New Jersey 07059

               All Other Notices:
               Executive Protection Department
               Chubb Group of Insurance Companies
               15 Mountain View Road
               Warren, New Jersey 07059

               Such notice shall be effective on the date of receipt by the Company at such address.

Investigation and Settlement
          5. The Company may make any investigation it deems necessary and may, with the written consent of the Insured, make any settlement of a claim it deems expedient. If the Insured withholds consent to such settlement, the Company's liability for all loss on account of such claim shall not exceed the amount for which the Company could have settled such claim plus costs, charges and expenses accrued as of the date such settlement was proposed in writing by the Company to the Insured.

Valuation and Foreign Currency
          6. All premiums, limits, retentions, loss and other amounts under this policy are expressed and payable in the currency of the United States of America. Except as otherwise provided in any coverage section, if judgment is rendered, settlement is denominated or another element of loss under this policy is stated in a currency other than United
               States of America dollars, payment under this policy shall be made in United States dollars at the rate of exchange published in the Wall Street
               Journal on the date the final judgment is reached, the amount of the settlement is agreed upon or the other element of loss is due, respectively.

Subrogation
          7. In the event of any payment under this policy, the Company shall be subrogated to the extent of such payment to all the Insured's rights of recovery, and the Insured shall execute all papers required and shall do everything necessary to secure and preserve such rights, including the execution of such documents necessary to enable the Company effectively to bring suit in the name of the Insured.

Action Against the Company
          8. No action shall lie against the Company unless, as a condition precedent thereto, there shall have been full compliance with all the terms of this policy. No person or organization shall have any right under this policy to join the Company as a party to any action against the Insured to determine the Insured's liability nor shall the Company be impleaded by the Insured or his legal representatives. Bankruptcy or insolvency of an Insured or of the estate of an Insured shall not relieve the Company of its obligations nor deprive the Company of its rights under this policy.

Authorization Clause
          9. By acceptance of this policy, the Parent Organization agrees to act on behalf of all Insureds with respect to the giving and receiving of notice of claim or termination, the payment of premiums and the receiving of any return premiums that may become due under this policy, the negotiation, agreement to and acceptance of endorsements, and the giving or receiving of any notice provided for in this policy (except the giving of notice to apply for the Extended Reporting Period), and the Insureds agree that the Parent Organization shall act on their behalf.

Alteration and Assignment
          10. No change in, modification of, or assignment of interest under this policy shall be effective except when made by a written endorsement to this policy which is signed by an authorized employee of Chubb & Son Inc.

Termination of Policy or Coverage Section
          11. This policy or any coverage section shall terminate at the earliest of the following times:
               (A) sixty days after the receipt by the Parent Organization of a written notice of termination from the Company,
               (B) upon the receipt by the Company of written notice of termination from the Parent Organization,
               (C) upon expiration of the Policy Period as set forth in Item 2 of the Declarations of this policy, or
               (D) at such other time as may be agreed upon by the Company and the Parent Organization.

               The Company shall refund the unearned premium computed at customary short rates if the policy or any coverage section is terminated by the Parent Organization. Under any other circumstances the refund shall be computed pro rata.

Termination of Prior Bonds or Policies
          12. Any bonds or policies issued by the Company or its affiliates and specified in Item 4 of the Declarations of this policy shall terminate, if not already terminated, as of the inception date of this policy. Such prior bonds or policies shall not cover any loss under the Crime or Kidnap/Ransom & Extortion coverage sections not discovered and notified to the Company prior to the inception date of this policy.

Definitions
          13.  When used in this policy:
               Parent Organization means the organization designated in Item 1 of the Declarations of this policy.
               Policy Period means the period of time specified in Item 2 of the Declarations of this policy, subject to prior termination in accordance with Subsection 11 above. If this period is less than or greater than one year, then the Limits of Liability specified in the Declarations for each coverage section shall be the Company's maximum limit of liability under such coverage section for the entire period.


CHUBB                   Executive Protection Policy
                                             ENDORSEMENT

Coverage Section: GENERAL TERMS

Company: FEDERAL INSURANCE COMPANY

Endorsement No: 1

Effective date of
this endorsement: MAY 31, 1996

To be attached to and form part of Policy No. 8125-64-60E

Issued to: RICHARDSON ELECTRONICS, LTD.

                      ILLINOIS AMENDATORY ENDORSEMENT

It is agreed that:

Subsection 11, "Termination of Policy or Coverage Section", of the General Terms and Conditions is amended by the following:

CANCELLATION
All notices of cancellation of insurance must be mailed at least 30 days prior to the effective date of cancellation during the first 60 days of coverage. After the policy or coverage section has been effective for 61 days or more, all notices must be mailed at least 60 days prior to the effective date of cancellation. All such notices shall include a specific explanation of the reason or reasons for cancellation and shall be mailed to the Parent Organization and mortgagee or lien holder, if known, at the last mailing address known to the company. However, where cancellation is for nonpayment of premium, at least 10 days notice of cancellation shall be given.

No policy or coverage section which has been in effect for 60 days may be cancelled except for one of the following reasons:
     (a)  Nonpayment of premium;
     (b) The policy or coverage section was obtained through a material misrepresentation;
     (c) Any insured violated any of the terms and conditions of the policy or coverage section;
     (d)  The risk originally accepted has measurably increased;
     (e) Certification to the Director of the loss of reinsurance by the insurer which provided coverage to the insurer for all or a substantial part of the underlying risk insured; or,
     (f) A determination by the Director that the continuation of the policy or coverage section could place the insurer in violation of the insurance laws of this state.

NONRENEWAL AND EXTENDED REPORTING PERIOD

No company shall fail to renew any policy or coverage section of insurance unless it shall send by mail to the Parent Organization at least 60 days advance notice of its intention not to renew. The company shall maintain proof of the mailing of such notice on one of the following forms: a recognized U.S. Post Office form or a form acceptable to the U.S. Post Office or other commercial mail delivery service. An exact and unaltered copy of such notice shall also be sent to the Parent Organization's broker, if known, or the agent of record and to the mortgagee or lien holder at the last mailing address known by the company. However, where cancellation is for nonpayment of premium, at least 10 days notice of cancellation shall be given.

Should a company fail to comply with the notice requirements, the policy or coverage section shall terminate only as provided in this Subsection. In the event notice is provided at least 31 days, but less than 60 days prior to expiration of the policy or coverage section, the policy or coverage section shall be extended for a period of 60 days or until the effective date of any similar insurance procured by the Insured, whichever is less, on the same terms and conditions as the policy or coverage section sought to be terminated. In the event notice is provided less than 31 days prior to the expiration of the policy or coverage section, the policy or coverage section shall be extended for a period of one year or until the effective date of any similar insurance procured by the insured, whichever is less, on the same terms and conditions as the policy or coverage section sought to be terminated unless the insurer has manifested its willingness to renew at a premium which represents an increase not exceeding 30%. The premium for coverage shall be prorated in accordance with the amount of the last year's premium, and the company shall be entitled to this premium for the extension of coverage and such extension may be contingent upon the payment of such premium.

Renewal of a policy or coverage section does not constitute a waiver or estoppel with respect to grounds for cancellation which existed before the effective date of such renewal.

In all notices of intention not to renew any policy or coverage section for insurance, the company shall provide a specific explanation of the reasons for nonrenewal.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                         John S. Bain
                         Authorized Representative
                         June 12, 1996
                         Date


CHUBB                   Executive Protection Policy
                              DECLARATIONS
                              EXECUTIVE LIABILITY AND
                              INDEMNIFICATION COVERAGE SECTION

Item 1.   Parent Organization:
          RICHARDSON ELECTRONICS, LTD.

Item 2.   Limits of Liability:
          (A)  Each Loss           $15,000,000.
          (B)  Each Policy Period  $15,000,000.

          Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.   Coinsurance Percent: NONE

Item 4.   Deductible Amount:
          Insuring Clause 2        $ 500,000.

Item 5.   Insured Organization:
          Richardson Electronics, Ltd.
          and its Subsidiaries.

Item 6.   Insured Persons:
          Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization.

Item 7.   Extended Reporting Period:
          (A)  Additional Premium: 75% of the annual premium
          (B)  Additional Period: one year

Item 8.   Pending or Prior Date: October 12, 1983

Item 9.   Continuity Date: October 12, 1983


CHUBB                   Executive Protection Policy
Executive Liability
and Indemnification
Coverage Section
          In consideration of payment of the premium and subject to the Declarations, General Terms and Conditions, and the limitations, conditions, provisions and other terms of this coverage section, the Company agrees as follows:

Insuring Clauses
Executive Liability Coverage
Insuring Clause 1
          1. The Company shall pay on behalf of each of the Insured Persons all Loss for which the Insured Person is not indemnified by the Insured Organization and which the Insured Person becomes legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period.

Executive Indemnification Coverage
Insuring Clause 2
          2. The Company shall pay on behalf of the Insured Organization all Loss for which the Insured Organization grants indemnification to each Insured Person, as permitted or required by law, which the Insured Person has become legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period.

Estates and Legal Representatives
          3. Subject otherwise to the General Terms and Conditions and the limitations, conditions, provisions and other terms of this coverage section, coverage shall extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

Extended Reporting Period
          4. If the Company terminates or refuses to renew this coverage section other than for nonpayment of premium, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period set forth in Item 7(B) of the Declarations for this coverage section (Extended Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

               If the Parent Organization terminates or declines to accept renewal, the Company may, if requested, at its sole option, grant an Extended Reporting Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

Exclusions
Exclusions Applicable to Insuring Clauses 1 and 2
          5. The Company shall not be liable for Loss on account of any Claim made against any Insured
               Person:
               (a) based upon, arising from, or in consequence of any circumstance if written notice of such circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or in part, as a result of such notice;
               (b) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any Insured on or prior to the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;
               (c) brought or maintained by or on behalf of any Insured except:
                    (i)  a Claim that is a derivative action
                         brought or maintained on behalf of an
                         Insured Organization by one or more
                         persons who are not Insured Persons and
                         who bring and maintain the Claim without the solicitation, assistance or participation of any Insured,
                    (ii) a Claim brought or maintained by an
                         Insured Person for the actual or alleged wrongful termination of the Insured Person, or
                   (iii) a Claim brought or maintained by an
                         Insured Person for contribution or
                         indemnity, if the Claim directly results from another Claim covered under this coverage section;
               (d) for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of an Insured Organization;
               (e)  for bodily injury, mental or emotional
                    distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof; or
               (f) based upon, arising from, or in consequence of (i) the actual, alleged or threatened discharge, release, escape or disposal of Pollutants into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the Insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so; including but not limited to any Claim for financial loss to the Insured Organization, its security holders or its creditors based upon, arising from, or in consequence of the matters described in (i) or (ii) of this exclusion.

Exclusions Applicable to Insuring Clause 1 Only
          6. The Company shall not be liable under Insuring Clause 1 for Loss on account of any Claim made against any Insured Person:
               (a) for an accounting of profits made from the purchase or sale by such Insured Person of securities of the Insured Organization within the meaning of Section 16 (b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or common law;
               (b) based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a judgement or other final adjudication adverse to the Insured Person establishes such a deliberately fraudulent act or omission or willful violation; or
               (c) based upon, arising from, or in consequence of such Insured Person having gained in fact any personal profit, remuneration or advantage to which such Insured Person was not legally entitled.

Severability of Exclusions
          7. With respect to the Exclusions in Subsections 5 and 6 of this coverage section, no fact pertaining to or knowledge possessed by any Insured Person shall be imputed to any other Insured Person to determine if coverage is available.

Limit of Liability, Deductible and Coinsurance
          8. For the purposes of this coverage section, all Loss arising out of the same Wrongful Act and all Interrelated Wrongful Acts of any Insured Person shall be deemed one Loss, and such Loss shall be deemed to have originated in the earliest Policy Period in which a Claim is first made against any Insured Person alleging any such Wrongful Act or Interrelated Wrongful Acts.

               The Company's maximum liability for each Loss, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Loss set forth in Item 2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

               The Company's liability under Insuring Clause 2 shall apply only to that part of each Loss which is excess of the Deductible Amount set forth in
               Item 4 of the Declarations for this coverage section and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk.

               If a single Loss is covered in part under Insuring Clause 1 and in part under Insuring Clause 2, the Deductible Amount applicable to the Loss shall be the Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.

               With respect to all Loss (excess of the applicable Deductible Amount) originating in any one Policy Period, the Insureds shall bear uninsured and at their own risk that percent of all such Loss specified as the Coinsurance Percent in Item 3 of the Declarations for this coverage section, and the Company's liability hereunder shall apply only to yhe remaining percent of all such Loss.

               Any Loss covered in whole or in part by this coverage section and the Employment Practices Liability coverage section of this policy (if purchased) shall be subject to the limits of liability, deductible and coinsurance percent applicable to such other coverage section; provided, however, if any limit of liability applicable to such other coverage section is exhausted with respect to such Loss, any remaining portion of such Loss otherwise covered by this coverage section shall be subject to the Limits of Liability and Coinsurance Percent applicable to this coverage section, as reduced by the amount of such Loss otherwise covered by this coverage section which is paid by the Company pursuant to such other coverage section.

               For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.

Presumptive Indemnification
          9.   If the Insured Organization.
               (a) fails or refuses, other than for reason of Financial Impairment, to indemnify the Insured Person for Loss; and
               (b) is permitted or required to indemnify the Insured Person for such Loss pursuant to:
                    (i)  the by-laws or certificate of
                         incorporation of the Insured
                         Organization in effect at the inception
                         of this coverage section, or
                    (ii) any subsequently amended or superseding
                         by-laws or certificate of incorporation
                         of the Insured Organization provided,
                         however, that such amended or
                         superseding by-laws or certificate of
                         incorporation expand or broaden, and do
                         not restrict or in any way limit, the
                         Insured Organization's ability to
                         indemnify the Insured Person;
                    then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such Loss shall be subject to (i) the Insuring Clause 2 Deductible Amount set forth in Item 4 of the Declarations for this coverage section, and (ii) all of the Exclusions set forth in Subsections 5 and 6 of this coverage section.

                    For purposes of this Subsection 9, the
                    shareholder and board of director resolutions of the Insured Organization shall be deemed to provide indemnification for such Loss to the fullest extent permitted by such by-laws or certificate of incorporation.

Reporting and Notice
          10. The Insureds shall, as a condition precedent to exercising their rights under this coverage section, give to the Company written notice as soon as practicable of any Claim made against any of them for a Wrongful Act.

               If during the Policy Period or Extended Reporting Period (if exercised) an Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

               The Insureds shall, as a condition precedent to exercising their rights under this coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claim or circumstances.

Defense and Settlement
          11. Subject to this Subsection, it shall be the duty of the Insured Persons and not the duty of the Company to defend Claims made against the Insured
               Persons.

               The Insureds agree not to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

               The Company shall have the right and shall be given the opportunity to effectively associate with the Insureds in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any Claim that appears reasonably likely to be covered in whole or in part by this coverage section.

               The Insureds agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

               Defense Costs are part of and not in addition to the Limits of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs reduces such Limits of Liability.

Allocation
          12. If both Loss covered by this coverage section and loss not covered by this coverage section are incurred, either because a Claim against the Insured Persons includes both covered and uncovered matters or because a Claim is made against both an Insured Person and others, including the Insured Organization, the Insureds and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered Loss and uncovered loss.

               If the Insureds and the Company agree on an allocation of Defense Costs, the Company shall advance on a current basis Defense Costs allocated to the covered Loss. If the Insureds and the Company cannot agree on an allocation:
               (a) no presumption as to allocation shall exist in any arbitration, suit or other proceeding;
               (b) the Company shall advance on a current basis Defense Costs which the Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and
               (c) the Company, if requested by the Insureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

               Any negotiated, arbitrated or judicially determined allocation of Defense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

Other Insurance
          13. If any Loss arising from any Claim made against any Insured Persons is insured under any other valid policy(ies), prior or current, then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section.

Changes in Exposure Acquisition or Creation of Another
Organization
          14. If the Insured Organization (i) acquires securities or voting rights in another organization or creates another organization, which as a result of such acquisition or creation becomes a Subsidiary, or (ii) acquires any organization by merger into or consolidation with an Insured Organization, such organization and its Insured Persons shall be Insureds under this coverage section but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for Wrongful Acts committed, attempted, or allegedly committed or attempted, by such Insured Persons prior to such acquisition or creation.

               If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Insured Organization for any such acquisition or creation exceeds 10% of the total assets of the Parent Organization as reflected in the Parent Organization's most recent audited consolidated financial statements, the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

Acquisition of Parent Organization by Another Organization
          15. If (i) the Parent Organization merges into or consolidates with another organization, or (ii) another organization or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for the election of directors of the Parent Organization, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted, by Insured Persons prior to such merger, consolidation or acquisition. The Parent Organization shall give written notice of such merger, consolidation or acquisition to the Company as soon as practicable together with such information as the Company may require.

Cessation of Subsidiaries
          16. In the event an organization ceases to be a Subsidiary before or after the Inception Date of this coverage section, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this coverage section but only with respect to Claims for Wrongful Acts committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a Subsidiary.

Representations and Severability
          17. In granting coverage to any one of the Insureds, the Company has relied upon the declarations and statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity Date set forth in Item 9 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

               Such written application(s) for coverage shall be construed as a separate application for coverage by each of the Insured Persons. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any Insured Person shall be imputed to any other Insured Person for the purpose of determining if coverage is available.

Definitions
          18.  When used in this coverage section:
               Claim means:
               (i)  a written demand for monetary damages,
               (ii) a civil proceeding commenced by the service
                    of a complaint or similar pleading,
             (iii) a criminal proceeding commenced by a return of an indictment, or
               (iv) a formal administrative or regulatory
                    proceeding commenced by the filing of a
                    notice of charges, formal investigative order or similar document, against any Insured Person for a Wrongful Act, including any appeal therefrom.

               Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

               Financial Impairment means the status of the Insured Organization resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Insured Organization, or (ii) the Insured Organization becoming a debtor in possession.

               Insured, either in the singular or plural, means the Insured Organization and any Insured Person.

               Insured Capacity means the position or capacity designated in Item 6 of the Declarations for this coverage section held by any Insured Person but shall not include any position or capacity in any organization other than the Insured Organization, even if the Insured Organization directed or requested the Insured Person to serve in such other position or capacity.

               Insured Organization means, collectively, those organizations designated in Item 5 of the Declarations for this coverage section.

               Insured Person, either in the singular or plural, means any one or more of those persons designated in Item 6 of the Declarations for this coverage section.

               Interrelated Wrongful Acts means all causally connected Wrongful Acts.

               Loss means the total amount which any Insured Person becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgements, settlements, costs and Defense Costs. Loss does not include (i) any amount not indemnified by the Insured Organization for which the Insured Person is absolved from payment by reason of any covenant, agreement or court order, (ii) any amount incurred by the Insured Organization (including its board of directors or any committee of the board of directors) in connection with the investigation or evaluation of any Claim or potential Claim by or on behalf of the Insured Organization, (iii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iv) matters uninsurable under the law pursuant to which this coverage section is construed.

               Pollutants means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

               Subsidiary, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more Insured Organizations.

               Wrongful Act means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an Insured Person, individually or otherwise, in his Insured Capacity, or any matter claimed against him solely by reason of his serving in such Insured Capacity.


CHUBB                   Executive Protection Policy
                                             ENDORSEMENT
Coverage Section: EXECUTIVE LIABILITY

Company: FEDERAL INSURANCE COMPANY

Endorsement No: 1

Effective date of this endorsement: MAY 31, 1996

Issued to: RICHARDSON ELECTRONICS, LTD.

To be attached to and form part of Policy No. 8125-64-60E
                      ILLINOIS AMENDATORY ENDORSEMENT

It is agreed that:
Subsection 4, "Extended Reporting Period", shall be deleted and replaced by the following:
                         EXTENDED REPORTING PERIOD
4. If the Company or the Insured terminates or refuses to renew this coverage section, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by the coverage section for a period of one year as set forth in Item 7(B) of the Declarations for this coverage section (Extended Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

It is further agreed that Subsection 18, "Definitions", shall be amended by deleting Defense Costs and replacing it with the following:
     Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization or the salaries of the employees, officers or staff attorneys of the Company) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
                              John S. Bain
                              Authorized Representative
                              June 12, 1996
                              Date



CHUBB                   Executive Protection Policy
                                        ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Company: FEDERAL INSURANCE COMPANY

Endorsement No: 2

Effective date of this endorsement: MAY 31, 1996

Issued to: RICHARDSON ELECTRONICS, LTD.

To be attached to and form part of Policy No. 8125-64-60E

It is agreed that Item 6 of the Declarations page, Insured
Persons, is amended to include the following:

     Microwave Business Unit Manager
     Broadcast Business Unit Manager
     U.S. Export/Israel Regional Sales Manager
     Regional Product Marketing Manager ROW
     Regional Sales Manager Germany
     Regional Sales Manager Italy
     Industrial Business Unit Manager
     Display Products Group Business Unit Manager
     Solid State Components Business Unit Manager
     Regional Sales Manager RDM
     REEL Operations Manager
     Western Region Sales Manager
     Director General - REISA
     Manager, Marketing Operations Europe
     Regional Sales Manager France
     Canada Region Sales Manager
     Medical Business Unit Manager
     Eastern Region Sales Manager
     PL 240 RF Business Unit Manager
     Singapore/Japan/Far East Regional Sales Manager
     Regional Sales Manager REEL
     Sales Administration Manager ROW
     Regional Product Marketing Manager
     Industrial

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                              John S. Bain
                              Authorized Representative
                              June 12, 1996
                              Date



CHUBB                   Executive Protection Policy
                                        ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Company: FEDERAL INSURANCE COMPANY

Endorsement No: 3

Effective date of this endorsement: MAY 31, 1996

Issued to: RICHARDSON ELECTRONICS, LTD.

To be attached to and form part of Policy No. 8125-64-60E

It is agreed that:

1.   This coverage section is amended by adding the following:
     Insured Organization Coverage
     Insuring Clause 3

     The Company shall pay on behalf of any Insured Organization all Loss for which it becomes legally obligated to pay on account of any Claim first made against it during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted, by any Insured before or during the Policy Period.

2.   Subsection 18, Definitions, is amended as follows.
     a. The definitions of Claim and Wrongful Act are deleted in their entirety and the following is inserted:
          Claim means:
          (a) For purposes of coverage under Insuring Clauses 1 or 2:
               (i) a written demand for monetary or non-monetary damages;
               (ii) a civil proceeding commenced by the service
                    of a complaint or similar pleading;
               (iii) a criminal proceeding commenced by the return of an indictment; or
               (iv) a formal administrative or regulatory
                    proceeding commenced by the filing of a
                    notice of charges, formal investigative order or similar document.
               against any Insured Person for a Wrongful Act, including any appeal therefrom;
          (b)  For purposes of coverage under Insuring Clause 3:
               (i) a written demand for monetary or non-monetary damages;
               (ii) a civil proceeding commenced by the service
                    of a complaint or similar pleading; or
               (iii)     a criminal proceeding commenced by the
                         return of an indictment;
               against any Insured Organization for a Wrongful Act, including any appeal therefrom.

          Wrongful Act means:
          (a) For purposes of coverage under Insuring Clauses 1 or 2, any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by any Insured Person, individually or otherwise, in his Insured Capacity, or any matter claimed against him solely by reason of serving in such Insured Capacity;
          (b) For purposes of coverage under Insuring Clause 3, any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by any Insured based upon, arising from, or in consequence of a Securities Transaction.
     b.   The following definition is added:
          Securities Transaction means the purchase or sale of, or offer to purchase or sell, any securities issued by any Insured Organization.
     c. The definitions of Insured Person and Loss are amended by adding the following:
          Insured Person also means:
          (i) For purposes of coverage under Insuring Clause 1 or 2, any past, present or future employee of the Insured Organization, but only for Wrongful acts based upon, arising from or in consequence of any Securities Transaction; and
          (ii) For purposes of coverage under Insuring Clause 3, the Insured Organization.
          Loss does not include any amount allocated to uncovered loss pursuant to subsection 12, Allocation. For purposes of coverage under Insuring Clause 3, Loss includes punitive or exemplary damages which any Insured Organization becomes legally obligated to pay, provided the punitive or exemplary damages are otherwise covered under Insuring Clause 3 and are insurable under the law pursuant to which this coverage section is construed.

3. The heading for subsection 5 is deleted din its entirety and the following is inserted:
     Exclusions Applicable to all Insuring Clauses

4. Subsection 5, Exclusions: Exclusions Applicable to all Insuring Clauses, is amended by adding the following to paragraph (c):
     (iv) a Claim that is brought by any Insured Person identified in section 2c(i) of this endorsement for any Wrongful Act based upon, arising from or in consequence of any Securities Transaction.

5.   Exclusions is amended by adding the following subsections:
     Exclusions Applicable to Insuring Clause 3 Only
     6A. The Company shall not be liable under Insuring Clause 3 for Loss on account of any Claim made against any Insured Organization:
          (a) based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by any past, present or future chief financial officer, President or Chairman if a judgment or other final adjudication adverse to the Insured Organization establishes such a deliberately fraudulent act or omission or willful violation.
     6B. The Company shall not be liable under Insuring Clause 3 for that part of Loss, other than Defense Costs:
          (a) which is based upon, arises from, or is in consequence of the actual or proposed payment by any Insured Organization of allegedly inadequate or excessive consideration in connection with its purchase of securities issued by any Insured Organization; or
          (b) which is based upon, arises from, or is in consequence of any Insured Organization having gained in fact any profit or advantage to which it was not legally entitled.

6. The second, third and fourth paragraphs of subsection 8, Limit of Liability, Deductible and Coinsurance, are deleted in their entirety and the following is inserted:
     The Company's maximum liability for each Loss, whether covered under one or more Insuring Clauses, shall be the Limit of Liability for each Loss set forth in Item 2(a) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under one or more Insuring Clauses, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

     The Company's liability under Insuring Clause 2 or Insuring Clause 3 shall apply only to that part of each Loss which is excess of the Deductible Amount set forth in Item 4 of the Declarations for this coverage section, and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk. However, the Deductible Amount applicable to each Loss on account of any Claim for any Wrongful Acts based upon, arising from or in consequence of any Securities Transaction shall:
          (a)  apply only to that part of Loss which constitutes
               Defense Costs; and
          (b)  not apply if:
               (i) a final adjudication with prejudice pursuant to a trial, motion to dismiss or motion for summary judgment in such Claim, or
               (ii) a complete and final settlement of such Claim
                    with prejudice,
               establishes that no Insured in such claim is liable for any Loss, other than Defense Costs.

     The Company shall reimburse any Insured which has funded a Deductible Amount if such amount subsequently becomes inapplicable based upon (i) or (ii) above.

     The maximum Deductible Amount applicable to a single Loss which is covered under more than one Insuring Clause shall be the amount set forth in Item 4 of the Declarations for this coverage section.

7. The first paragraph of subsection 12, Allocation, is deleted in its entirety and the following is inserted:
     (a) If a Claim based on, arising from or in consequence of a Securities Transaction covered, in whole or in part, under Insuring Clauses 2 or 3 results in both Loss covered by this coverage section and loss not covered by this coverage section, because such Claim includes both covered and uncovered matters or is made against both covered and uncovered parties, the Insureds and the Company shall allocate such amount to Loss as follows:
          (i) 100% of such amount constituting defense costs shall be allocated to covered Loss; and
          (ii) 75% of such amount other than defense costs shall be allocated to covered Loss.
     (b) If any other Claim results in both Loss covered by this coverage section and loss not covered by this coverage section, because such Claim includes both covered and uncovered matters or is made against both covered and uncovered parties, the Insureds and the Company shall allocate such amount between covered Loss and uncovered loss based upon the relative legal exposures of the parties to such matters.

8. For purposes of coverage under Insuring Clause 3 only, the second paragraph of subsection 17, Representations and Severability, is deleted in its entirety and the following is inserted:
     With respect to the declarations and statements contained in the written application(s) for coverage, all declarations and statements contained in such application and knowledge possessed by any Insured Person identified in Item 6 of the Declarations shall be imputed to any Insured Organization for the purpose of determining if coverage is available.

9. For purposes of coverage under Insuring Clause 3 only, subsection 7, Severability of Exclusions, is deleted in its entirety and the following is inserted:
     With respect to the exclusions in subsections 5, 6A and 6B, only facts pertaining to and knowledge possessed by any past, present or future chief financial officer, President or Chairman of any Insured Organization shall be imputed to any Insured Organization to determine if coverage is available for such Insured Organization.

10. For purposes of coverage for employees who are Insured Persons pursuant to paragraph 2c(i) of this endorsement, subsection 9, Presumptive Indemnification, is amended as follows:
     a. Paragraph (b) is deleted in its entirey and the following is inserted:
          (b) is permitted or required to indemnify the Insured Person for such Loss to the fullest extent permitted or required by law.
     b. The final paragraph in the subection is deleted in its entirey and the following is inserted:
          For purposes of this subection 9, the shareholder and board of director resolutions of the Insured Organziation shall be deemed to provide indemnification for such Loss to the fullest extent permitted by common or statutory law.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
                              John S. Bain
                              Authorized Representative
                              June 12, 1996
                              Date


CHUBB                   Executive Protection Policy
                                        ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Company: FEDERAL INSURANCE COMPANY

Endorsement No: 4

Effective date of this endorsement: MAY 31, 1996

Issued to: RICHARDSON ELECTRONICS, LTD.

To be attached to and form part of Policy No. 8125-64-60E

It is agreed that:

1. Item 6 of the Declarations, Insured Persons, is amended by adding the following:
     ... and any elected or appointed officer of the Insured
     Organization in an Outside Directorship.

2. Subsection 18, "Definitions", is amended by adding the following:
     Outside Directorship means the position of director, officer, trustee, governor, or equivalent executive position with an Outside Entity if service by an Insured Person in such position was at the specific request of the Insured Organization or was part of the duties regularly assigned to the Insured Person by the Insured Organization.

     Outside Entity means any non-profit corporation, community chest, fund organization or foundation exempt from federal income tax as an organization described in Section
     501(c)(3), Internal Revenue Code of 1986, as amended.

3.   The following subsection is added to this coverage section:
OUTSIDE DIRECTORSHIPS
     19.  Coverage provided to any Insured person in an Outside
          Directorship shall:
          (a) not extend to the Outside Entity or to any director, officer, trustee, governor or any other equivalent executive or employee of the Outside Entity, other than the Insured Person serving in the Outside Directorship;
          (b) be specifically excess of any indemnity (other than any indemnity provided by the Insured Organization) or insurance available to such Insured Person by reason of serving in the Outside Directorship, including any indemnity or insurance available from or provided by the Outside Entity;
          (c) not extend to Loss on account of any Claim made against any Insured Person for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person while serving in the Outside Directorship if such Wrongful Act is committed, attempted, or allegedly committed or attempted, after the date (i) such Insured Person ceases to be an officer of the Insured Organization, or (ii) service by such Insured Person in the Outside Directorship ceases to be at the specific request of the Insured Organization or a part of the duties regularly assigned to the Insured Person by the Insured Organization;
          (d) not extend to Loss on account of any Claim made against any Insured Person for a Wrongful Act committed, attempted or allegedly committed or attempted by such Insured Person while serving in the Outside Directorship where such Claim is (i) by the Outside Entity, or (ii) on behalf of the Outside Entity and a director, officer, trustee, governor or equivalent executive of the Outside Entity instigates such Claim, or (iii) by any director, officer, trustee, governor or equivalent executive of the Outside Entity.

4. The Company maximum liability to pay Loss under this coverage section, including this endorsement, shall not exceed the amount set forth in Item 2 of the Declarations. This endorsement does not increase the Company's maximum liability beyond the Limits of Liability set forth in Item 2 of the Declarations.

5. Payment by the Company or any of its subsidiaries or affiliated companies under another policy on account of a Claim also covered pursuant to this endorsement shall reduce by the amount of the payment the Company's Limits of Liability under this coverage section with respect to such Claim.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                              John S. Bain
                              Authorized Representative
                              June 12, 1996
                              Date



CHUBB                   Executive Protection Policy
                                        ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY

Company: FEDERAL INSURANCE COMPANY

Endorsement No: 5

Effective date of this endorsement: MAY 31, 1996

Issued to: RICHARDSON ELECTRONICS, LTD.

To be attached to and form part of Policy No. 8125-64-60E

It is agreed that if a Claim against an Insured Person includes a claim against the Insured Person's lawful spouse solely by reason of (i) such spouse's status as a spouse of the Insured Person, or
(ii) such spouse's ownership interest in property which the claimant seeks as recovery for alleged Wrongful Acts of the Insured Person, all loss which such spouse becomes legally obligated to pay on account of such Claim shall be treated for purposes of this coverage section as Loss which the Insured Person becomes legally obligated to pay on account of the Claim made against the Insured Person. All limitations, conditions, provisions and other terms of coverage (including the deductible) applicable to the Insured Person's Loss shall also be applicable to such spousal loss.

The coverage extension afforded by this Endorsement does not apply to any Claim alleging any wrongful act or omission by the Insured Person's spouse.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                              John S. Bain
                              Authorized Representative
                              June 12, 1996
                              Date